Nature Of Operations	12 Months Ended
Dec. 31, 2012
Nature Of Operations
1.	NATURE OF OPERATIONS

The Company, together with its subsidiaries (collectively referred to as “Turquoise Hill”), is an international mineral exploration, development and production company holding interests in and conducting operations on mineral resource properties principally located in Central Asia and Australia.

These consolidated financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business operations. Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due.

As at December 31, 2012, Turquoise Hill had consolidated cash of $1.2 billion, a consolidated working capital deficit of $1.2 billion and an accumulated deficit of $4.6 billion. The consolidated working capital deficit is a result of the approximate $1.8 billion interim funding facility due to Rio Tinto becoming a current liability.

In 2010, Rio Tinto provided the Company with a $1.8 billion interim funding facility to assist in sustaining the development of the Oyu Tolgoi copper-gold mine. The interim funding facility matures on December 31, 2013 and is subject to earlier mandatory repayment from the expected proceeds of the first drawdown under the planned Oyu Tolgoi project-financing package.

On April 17, 2012, the Company signed a Memorandum of Agreement with majority shareholder Rio Tinto that established Rio Tinto’s support for a series of funding measures related to the Oyu Tolgoi mine. The Memorandum of Agreement included provisions for the Company and Rio Tinto to act together in good faith to negotiate project financing of $3 to $4 billion. As part of the Memorandum of Agreement, the Company and Rio Tinto agreed that the Rio Tinto Treasurer would have the exclusive authority to direct all aspects of the negotiation of the Oyu Tolgoi project financing package. Bids have been received from a number of banks that would allow the Company to achieve its project financing target and discussions are ongoing with the lenders to finalize the terms of those offers.

The Company’s ability to complete project financing is subject to a number of factors, some of which are beyond its control. A number of substantive issues have recently been raised by the Government of Mongolia regarding the Oyu Tolgoi mine. The Company and Rio Tinto continue to have discussions with the Government of Mongolia on a range of issues related to the implementation of the Investment Agreement, including project development and costs, the operating budget, project financing, management fees and governance. The project financing is subject to the unanimous approval of the Oyu Tolgoi LLC Board of Directors which includes representatives from the Government of Mongolia. Given the issues raised by the Government of Mongolia along with the ongoing negotiations with the banks, there is no assurance that the project financing will be put in place.

The Company is considering alternative financing arrangements to settle the interim funding facility prior to its maturity in the event that project financing is unsuccessful. Certain alternatives are dependent on approvals from Rio Tinto, and the Company and Rio Tinto are currently engaged in discussions regarding alternative plans. Such plans could include raising additional capital through debt or equity issuances, the sale of investments (including publicly-traded subsidiaries controlled by the Company) and/or the sale of other assets. To date, the Company has signed a binding agreement to sell its 50% stake in Altynalmas Gold Ltd. for proceeds of $300 million. There is no assurance that these initiatives will be successful or sufficient to meet the Company’s liquidity requirements.